Exhibit 10.1

QUESTAR CORPORATION

LONG-TERM STOCK INCENTIVE PLAN

AMENDMENT TO

STOCK OPTION AGREEMENTS

WITH KEITH O. RATTIE

THIS AMENDMENT TO STOCK OPTION AGREEMENTS WITH KEITH O. RATTIE, is made as of June 28, 2010, by and between Questar Corporation, a Utah corporation (the “Company”), and Mr. Keith O. Rattie (“Optionee”).

WHEREAS, the Company and Optionee have previously entered into the following stock option agreements pursuant to which Optionee was granted certain stock options (collectively, the “Options”) to purchase shares of common stock, no par value, of the Company under the Questar Corporation Long-Term Stock Incentive Plan (the “Plan”) (collectively, the “Option Agreements”):

Date of Stock Option Agreement	Number of Shares Subject to Stock Option
February 1, 2001	200,000*
February 13, 2001	200,000*
February 11, 2002	200,000*
February 11, 2003	300,000*
October 24, 2005	200,000*
February 13, 2007	80,000*
February 12, 2008	30,000
February 10, 2009	150,000
February 9, 2010	125,000

*

Amounts have been adjusted to reflect the two-for-one stock split of the Company’s common stock that occurred on June 18, 2007.

WHEREAS, pursuant to that certain Separation Agreement, dated as of June 14, 2010, between the Company and Optionee (the “Separation Agreement”), any unvested stock options granted to Optionee under the Plan and held by Optionee immediately prior to the “Distribution” shall vest on the “Termination Date” (each as defined in the Separation Agreement); and

WHEREAS, the Company and Optionee desire to amend each of the Option Agreements as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend each of the Option Agreements, other than the Option Agreement dated February 11, 2003, as follows:

1.

The exercisability provision of each of the Option Agreements, other than the Option Agreement dated February 11, 2003, shall be subject to the following:

“Notwithstanding any provision in this Agreement to the contrary, Optionee may exercise all or any portion of this Option, to the extent vested, including any portion of this Option that may become vested pursuant to the terms and conditions of that certain Separation Agreement, dated as of June 14, 2010, between the Company and Optionee, at any time prior to the Expiration Date, without regard to any provision of this Agreement which provides for earlier expiration of the Option based upon Optionee’s termination of employment with the Company, but only with respect to the portion of this Option that either is designated as a nonqualified stock option or has failed or fails to qualify as an ‘incentive stock option’ as a result of the limitation set forth under Section 422(d) of the Code.”

2.

This Amendment shall be and is hereby incorporated in and forms a part of each of the Option Agreements, other than the Option Agreement dated February 11, 2003.

3.

Except as expressly provided herein, all terms and conditions of each of the Option Agreements, other than the Option Agreement dated February 11, 2003, shall remain in full force and effect.

WHEREAS, the Option granted to Optionee under the Option Agreement dated February 11, 2003 is fully vested as of the date hereof,

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Option Agreement dated February 11, 2003 as follows:

1.

The exercisability provision of the Option Agreement dated February 11, 2003 shall be subject to the following:

“Notwithstanding any provision in this Agreement to the contrary, Optionee may exercise all or any portion of this Option, at any time prior to the Expiration Date, without regard to any provision of this Agreement which provides for earlier expiration of the Option based upon Optionee’s termination of employment with the Company.”

2.

This Amendment shall be and is hereby incorporated in and forms a part of the Option Agreement dated February 11, 2003.

3.

Except as expressly provided herein, all terms and conditions of the Option Agreement dated February 11, 2003 shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Optionee have executed this Amendment as of the date first above written.

OPTIONEE

QUESTAR CORPORATION

by

Keith O. Rattie

Richard Doleshek

Executive Vice President and

Chief Financial Officer

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